UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 7, 2023

Crescent Energy Company

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41132	87-1133610
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number

600 Travis Street, Suite 7200 Houston, Texas		77002
(Address of Principal Executive Office)		(Zip Code)

(713) 337-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CRGY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On September 7, 2023, Crescent Energy Finance LLC (“CE Finance”), a subsidiary of Crescent Energy Company (NYSE: CRGY) (the “Company” or “CRGY”), issued a news release announcing that, subject to market conditions, CE Finance intends to offer (the “Notes Offering”) for sale in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), to eligible purchasers $125 million aggregate principal amount of its 9.250% senior notes due 2028 (the “Notes”). The Notes are being offered as additional notes under the indenture dated as of February 1, 2023 (the “Base Indenture”), as supplemented by the first supplemental indenture dated as of July 20, 2023 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), pursuant to which the Issuer has previously issued $700 million aggregate principal amount of 9.250% Senior Notes due 2028 (the “Existing Notes”). The Notes will have substantially identical terms, other than the issue date, issue price and first payment date, as the Existing Notes, and the Notes and the Existing Notes will be treated as a single series of securities under the Indenture and will vote together as a single class. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

99.1	Press Release, dated September 7, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, CRGY has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2023

CRESCENT ENERGY COMPANY

By:	/s/ Bo Shi
Name:	Bo Shi
Title:	General Counsel

3